UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 13, 1998

                            ADVANCED FINANCIAL, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


   Delaware                    0-19485                 84-1069416
--------------               ------------             ---------------
(State of                    (Commission              (IRS Employer
 Incorporation)               File Number)             Identification
                                                       Number)


  5425 Martindale, Shawnee, Kansas                      66218
  --------------------------------                      -----
(Address of Principal Executive Offices)              (Zip Code)


                                 (913) 441-2466
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              ----------------------------------------------------
          (Former name or former address, if changed since last report)










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Item 1.  Changes in Control of Registrant

      As described in Item 3 hereof, on November 13, 1998, the United States Bankruptcy Court for the District of Kansas entered an order confirming the First Amended Joint Plan of Reorganization dated July 29, 1998 of Advanced Financial, Inc. and its wholly-owned subsidiary, AFI Mortgage, Corp. ("Plan").

      Under the terms of the Plan, the members of the Board of Directors of Advanced Financial, Inc. were changed upon the confirmation of the Plan on November 13, 1998.

      Prior to confirmation of the Plan, the members of the Board of Directors of Advanced Financial, Inc. were William B. Morris, Richard Schoenfeld and Daniel Starczewski.

      The Plan designates members of an interim Board of Directors of Advanced Financial, Inc. to take office upon confirmation of the Plan. The members of the interim Board of Directors are Philip Holtgraves, Charles Holtgraves and William
B. Morris.

      Philip Holtgraves is Chairman of the Board of First Mortgage Investment Co. and beneficially owns a majority of its outstanding stock. Charles Holtgraves is the son of Philip Holtgraves and is a senior vice president of First Mortgage Investment Co. The Plan provides that, in connection with the consummation of certain transactions contemplated by the Plan, First Mortgage Investment Co. will receive 1,800,000 shares of new Common Stock of the reorganized company, constituting 60% of its outstanding shares, and an option to acquire an additional 3,000,000 shares of new Common Stock. The consummation of such transactions is subject to a number of conditions. For a summary of the terms of the Plan and the transactions involving First Mortgage Investment Co. pursuant to the Plan, see Item 3 hereof.


Item 3.  Bankruptcy or Receivership

     (b)  Order Confirming Plan of Reorganization

     (1) - (2) On November 13, 1998, the United States Bankruptcy Court for the District of Kansas ("Bankruptcy Court") entered an order (the "Confirmation Order") confirming the First Amended Joint Plan of Reorganization dated July 29, 1998 of

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Advanced  Financial,  Inc.  ("Advanced")  and its wholly-owned  subsidiary,  AFI
Mortgage, Corp. (the "Plan").

     (3) A  summarization  of the material  features of the Plan is set forth in
Article III of the First Amended Disclosure Statement dated July 29, 1998 of AFI Mortgage, Corp. and Advanced (the "Disclosure Statement"), under the caption "Summary of the Joint Plan of Reorganization." The Plan and the Disclosure Statement are filed as Exhibits 2.1 and 2.2 to this Form 8-K, and are incorporated herein by reference. The Plan was amended in numerical paragraphs 9, 10, 11, 12 and 20 of the Confirmation Order. A copy of the Confirmation Order is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

      (4) As of November 13, 1998, there were 5,836,476 shares of Common Stock and 363,000 shares of Series B Preferred Stock of Advanced outstanding. All of the outstanding shares of stock of Advanced will be cancelled in connection with the reorganization of Advanced under the Plan.

            A total of 7,049,999 shares of new Common Stock of Reorganized Advanced are reserved for issuance pursuant to the Plan. Under the Plan, (i) 3,000,000 shares of new Common Stock are reserved for issuance to creditors and to holders of stock interests pursuant to the Plan, (ii) an additional 3,000,000 shares of new Common Stock are reserved for issuance upon exercise of an option issued to First Mortgage Investment Co. pursuant to the Plan, (iii) 900,000 shares of new Common Stock are reserved for issuance upon exercise of warrants to be issued to certain unsecured creditors pursuant to the Plan and (iv) 149,999 shares of new Common Stock are reserved for issuance upon exercise of a stock option to be issued to an employee of Reorganized Advanced pursuant to the Plan.

      (5) Information as to the assets and liabilities of Advanced and AFI Mortgage, Corp. is incorporated by reference from Sections E, H and I of Article II of the Disclosure Statement and from Article III of the Disclosure Statement. The Disclosure Statement is filed as Exhibit 2.2 to this Form 8-K.

      Certain statements contained in this Current Report on Form 8-K which are not statements of historical fact constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, any statements specifically identified as forward-looking statements in this Form 8-K. Examples of forward-

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looking statements include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, capital expenditures, the payment or non-payment of dividends, capital structure and other financial items, (ii) statements of plans and objectives of Advanced and its subsidiary (collectively the "Company") or its management or Board of Directors, including plans or objectives relating to the products or services of the Company, (iii) statements of future economic performance, and (iv) statements of assumptions underlying the statements described in (i), (ii) and (iii).

      Forward-looking statements made by or on behalf of Advanced involve risks and uncertainties which may cause actual results to differ materially from those in such statements. Some important factors that could cause the actual results to differ materially from those discussed in the forward-looking statements include, but are not limited to: the ability of the Company to satisfy all of the conditions necessary to successfully implement the Plan; whether FMIC exercises its option to acquire shares of new Common Stock of Reorganized
Advanced; the ability of the Company to acquire an ongoing business on reasonable terms; the ability of the Company to successfully integrate and operate any acquired business; and general international and domestic economic conditions. Other factors not identified herein could also have such an effect.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              2.1  First Amended Joint Plan of
                   Reorganization of AFI Mortgage, Corp.
                   and Advanced Financial, Inc. dated
                   July 29, 1998.

              2.2 First Amended Joint Disclosure Statement of AFI Mortgage, Corp and Advanced
                   Financial, Inc. dated July 29, 1998.

              2.3  Acquisition Agreement dated
                   November 13, 1998 by and between
                   First Mortgage Investment Co. and
                   Advanced Financial, Inc.

             99.1  Bankruptcy Court Order dated
                   November 13, 1998 Confirming
                   First Amended Joint Plan of

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                   Reorganization Under Chapter 11 of the
                   United States Bankruptcy Code.

             99.2  Press Release of Advanced Financial,
                   Inc. dated October 5, 1998.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report as amended to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADVANCED FINANCIAL, INC.
                                                (registrant)


                                          /s/ William B. Morris
                                          ------------------------------
                                          William B. Morris
                                          Chairman of the Board, Senior
                                          Vice-President and Secretary

Date:  November 23, 1998



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                                   EXHIBIT INDEX


Assigned
Exhibit
Number         Description of Exhibit
------         ----------------------

  2.1          First Amended Joint Plan of
               Reorganization of AFI Mortgage, Corp.
               and Advanced Financial, Inc. dated
               July 29, 1998.

  2.2 First Amended Joint Disclosure Statement of AFI Mortgage, Corp and Advanced
               Financial, Inc. dated July 29, 1998.

  2.3          Acquisition Agreement dated
               November 13, 1998 by and between
               First Mortgage Investment Co. and
               Advanced Financial, Inc.

  99.1         Bankruptcy  Court Order dated
               November 13, 1998 Confirming
               First Amended  Joint  Plan of
               Reorganization  Under  Chapter 11 of the
               United States Bankruptcy Code.

  99.2         Press Release of Advanced Financial,
               Inc. dated October 5, 1998.